                                                                       EX-99.B2
                                                                       By-Laws


                       DELAWARE GROUP DECATUR FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 7 OF ARTICLE III

                               JANUARY 28, 1995


                            The Undersigned Secretary of Delaware Group Decatur
  Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on January 28, 1995 did adopt the following resolution amending Section 7 of Article III of the Fund's by-laws:

                            RESOLVED, that Article
                            III, Section 7, be
                            amended in its
                            entirely to read as
                            follows:

                            Section 7. At any
                            meeting of the
                            stockholders of the
                            Corporation every
                            stockholder having the
                            right to vote shall be
                            entitled, in person or
                            by proxy appointed by
                            an instrument in
                            writing subscribed by
                            such stockholder or by
                            his duly authorized
                            attorney-in-fact and
                            bearing a date not
                            more than eleven
                            months prior to said
                            meeting unless such
                            instrument provides
                            for a longer period,
                            to one vote for each
                            share of stock having
                            voting power
                            registered in his name
                            on the books of the
                            Corporation.


                            IN WITNESS WHEREOF, I have hereto subscribed my name
  this 28th day of January, 1995.

                    /s/George M. Chamberlain, Jr.
                    -----------------------------
                    George M. Chamberlain, Jr.
                    Secretary

                       DELAWARE GROUP DECATUR FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 2 OF ARTICLE VI

                               NOVEMBER 21, 1991


                            The Undersigned Secretary of Delaware Group Decatur
  Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on November 21, 1991 did adopt the following resolution amending Section 2 of Article VI of the Fund's by-laws:

                            RESOLVED, that Article
                            VI, Section 2 of the
                            Fund's by-laws be
                            amended to read in its
                            entirely as follows:

                            Section 2. The Chairman
                            of the Board shall be
                            elected from the
                            membership of the
                            Board of Directors,
                            but other officers
                            need not be members of
                            the Board of
                            Directors. Any two or
                            more offices may be
                            held by the same
                            person except the
                            offices of President
                            and Vice President.
                            All officers of the
                            Corporation shall
                            serve for one year and
                            until their successors
                            shall have been duly
                            elected and shall have
                            qualified; provided,
                            however, that any
                            officer may be removed
                            at any time, either
                            with our without
                            cause, by action by
                            the Board of
                            Directors.

                            AND FURTHER RESOLVED,
                            that the appropriate
                            officers of the Fund
                            are hereby authorized
                            to take such other
                            steps as may be
                            necessary to implement
                            the aforesaid
                            amendment.

                            IN WITNESS WHEREOF, I have hereto subscribed my name
  this 21st day of November, 1991.



                            /s/George M. Chamberlain, Jr.
                            -----------------------------
                            George M. Chamberlain, Jr.

                       DELAWARE GROUP DECATUR FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                        AMENDING SECTION 8 OF ARTICLE IV

                                 JULY 22, 1991


                            The Undersigned Secretary of Delaware Group Decatur
  Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on July 22, 1991 did adopt the following resolution amending Section 8 of Article IV of the Fund's by-laws:

                            RESOLVED, that Article
                            IV, Section 8, be
                            amended in its
                            entirely to read as
                            follows:

                            Section 8. The Board of
                            Directors may hold their
                            meetings and keep the
                            books of the
                            Corporation outside of
                            the State of Maryland
                            at such place or
                            places as it may from
                            time to time
                            determine.

                            AND FURTHER RESOLVED,
                            that the Secretary of
                            the Fund is hereby
                            authorized and
                            directed to include a
                            certified copy of this
                            Amendment with the
                            corporate records of
                            the Fund; and further

                            RESOLVED, that the
                            books and records of
                            the Fund shall be
                            maintained at the
                            offices of the Fund in
                            the City of
                            Philadelphia.

                            IN WITNESS WHEREOF, I have hereto subscribed my name
  this 22nd day of July, 1991.



                            /s/George M. Chamberlain, Jr.
                            -----------------------------
                            George M. Chamberlain, Jr.

                       DELAWARE GROUP DECATUR FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 2 OF ARTICLE III

                                JANUARY 17, 1991


                            The Undersigned secretary of Delaware Group Decatur
  Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on January 17, 1991 did adopt the following resolution amending Section 2 of ARTICLE III of the Fund's by-laws:

                            WHEREAS, the Board of
                            Directors of the Fund
                            deems it to be in the
                            best interests of the
                            Fund to amend the By-
                            Laws of the Fund to
                            provide that holders
                            of at least 10% of the
                            Fund's shares be
                            permitted, at the
                            Fund's cost, to call a
                            special stockholders
                            meeting for any
                            purpose, in order to
                            enable the Fund's
                            shares to be qualified
                            and sold in the State
                            of California; and
                            therefore be it

                            RESOLVED, that the By-
                            Laws of the Fund are
                            hereby amended by
                            inserting, as amended
                            Section 2 of ARTICLE
                            III, the following:

                            Section 2. Special
                            meetings of the
                            stockholders
                            may be called at any
                            time by the Chairman,
                            President or a
                            majority of the
                            members of the Board
                            of Directors and shall
                            be called by the
                            Secretary upon the
                            written request of the
                            holders of at least
                            ten percent of the
                            shares of the capital
                            stock of the
                            Corporation issued and
                            outstanding and
                            entitled to vote at
                            such meeting. Upon
                            receipt of a written
                            request from such
                            holders entitled to
                            call a special
                            meeting, which shall
                            state the purpose of
                            the meeting and the
                            matter proposed to be
                            acted on at it, the
                            Secretary shall issue
                            notice of such
                            meeting. The cost of
                            preparing and mailing
                            the notice of a
                            special meeting of
                            stockholders shall be
                            borne by the
                            Corporation. Special
                            meetings of the
                            stockholders shall be
                            held at the principal
                            office of the
                            Corporation, or at
                            such other place
                            within or without the
                            State of Maryland as
                            the Board of Directors
                            may from time to time
                            direct, or at such
                            place within or
                            without the State of
                            Maryland as shall be
                            specified in the
                            notice of such
                            meeting.

                            IN WITNESS WHEREOF, I have hereto subscribed my name
  this 17th day of January, 1991.



                            /s/George M. Chamberlain, Jr.
                            -----------------------------
                            George M. Chamberlain, Jr.

                       DELAWARE GROUP DECATUR FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

          INSERTING A NEW ARTICLE VII AND RENUMBERING THE SUBSEQUENT
                                   ARTICLES

                               FEBRUARY 16, 1989


                            The Undersigned Secretary of Delaware Group Decatur
  Fund, Inc. does hereby certify that the Board of Directors of the Fund at a meeting duly called and held on February 16, 1989 did adopt the following resolutions inserting a new Article VII and renumbering the subsequent articles of the Fund's by-laws:

                            WHEREAS, the Board of Directors of the Fund deems it
  to be in the best interests of the Fund to amend the By-Laws of the Fund to allow indemnification of officers and directors to the full extent provided by Maryland law;

                            NOW THEREFORE, BE IT RESOLVED, that the By-Laws of
  the Fund are hereby amended by renumbering ARTICLES VIII, IX, X, XI, XII AND XIII as ARTICLES IX, X, XI, XII, XII AND XIV, and by inserting as ARTICLE VII, the following:

                  "INDEMNIFICATION OF OFFICERS AND DIRECTORS

                            Section 1. The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b) (1) of such section; and
                            (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

                            Section 2. The provisions of clause (i) of Section 1 herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which each such Officer or Director is a party by reason of service in such capacity.

                            Section 3. The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith."

                            IN WITNESS WHEREOF, I have hereto subscribed my name
  this 16th day of February, 1989.



                            /s/George M. Chamberlain, Jr.
                            -----------------------------
                            George M. Chamberlain, Jr.
                            Secretary

                       DELAWARE GROUP DECATUR FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                             ARTICLE 3, SECTION 2
                                 JUNE 16, 1988


  The Undersigned Secretary of Delaware Group Decatur Fund, Inc. does hereby certify that the Board of Directors of the Fund at a meeting duly called and held on June 16, 1988 did adopt the following resolution amending Article 3,
  Section 2 of the Fund's by-laws:

                            RESOLVED, that Article
                            III, Section 2 of the
                            By-laws of the Fund be
                            amended to read as
                            follows:

                            Section 2. Special
                            meetings of the
                            stockholders may be
                            called at any time by
                            the Chairman,
                            President or a
                            majority of the
                            members of the Board
                            of Directors and shall
                            be called by the
                            Secretary upon the
                            written request of the
                            holders of at least
                            twenty-five percent of
                            the shares of the
                            capital stock of the
                            Corporation issued and
                            outstanding and
                            entitled to vote at
                            such meeting;
                            provided, if the
                            matter proposed to be
                            acted on is
                            substantially the same
                            as a matter voted on
                            at any special meeting
                            held during the
                            preceding twelve
                            months, such written
                            request shall be made
                            by holders of at least
                            a majority of the
                            capital stock of the
                            Corporation issued and
                            outstanding and
                            entitled to vote at
                            such meetings. A
                            special meeting of the
                            stockholders shall
                            also
                            be called by the
                            Secretary upon the
                            written request of at
                            least ten percent of
                            the shares of the
                            capital stock of the
                            Corporation issued and
                            outstanding and
                            entitled to vote at
                            such meeting, for the
                            express purpose of
                            voting upon the
                            question of removal of
                            a director or
                            directors. Upon
                            receipt of a written
                            request from such
                            holders entitled to
                            call a special
                            meeting, which shall
                            state the purpose of
                            the meeting and the
                            matter proposed to be
                            acted on at it, the
                            Secretary shall inform
                            the holders who made
                            such request of the
                            reasonably estimated
                            cost of preparing and
                            mailing a notice of a
                            meeting and upon
                            payment of such costs
                            to the Corporation the
                            Secretary shall issue
                            notice of such
                            meeting. Special
                            meetings of the
                            stockholders shall be
                            held at the principal
                            office of the
                            Corporation, or at
                            such other place
                            within or without the
                            State of Maryland as
                            the Board of Directors
                            may from time to time
                            direct, or at such
                            place within or
                            without the State of
                            Maryland as shall be
                            specified in the
                            notice of such
                            meeting.

                            IN WITNESS WHEREOF, I have hereto subscribed my name
  this 16th day of June, 1988.

                            /s/George M. Chamberlain, Jr.
                            -----------------------------
                            George M. Chamberlain, Jr.
                            Secretary

                       DELAWARE GROUP DECATUR FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                             ARTICLE 3, SECTION 1
                                      AND
                          ARTICLE 4, SECTION 2 AND 4

                                 JUNE 14, 1988


                            The Undersigned Secretary of Delaware Group Decatur
  Fund, Inc. does hereby certify that the Shareholders of the Fund at a meeting duly called and held on June 14, 1988 did adopt the following resolution amending Article 3, Section 1 and Article 4, Section 2 and 4 of the Fund's by-laws:

                                  ARTICLE III

                            Section 1. An annual
                            meeting of the
                            shareholders of the
                            Corporation for the
                            election of directors
                            and for the
                            transaction of general
                            business shall not be
                            required to be held in
                            any year except that
                            an annual meeting must
                            be held in any year if
                            any of the following
                            items is required to
                            be acted upon by
                            shareholders under the
                            Investment Company Act
                            of 1940; election of
                            directors, approval of
                            the investment
                            advisory agreement,
                            ratification of the
                            selection of
                            independent public
                            accountants, or
                            approval of a
                            distribution
                            agreement. Any such
                            meeting shall be held
                            at the principal
                            office of the
                            Corporation, or at
                            such other place
                            within or without the
                            State of Maryland as
                            the Board of Directors
                            may from time to time
                            prescribe, on the
                            third Tuesday in April at

                            10:00 a.m. or at
                            such other date and
                            time as the Board of
                            Directors may from
                            time to time
                            prescribe. A notice of
                            any change in the
                            place of the annual
                            meeting shall be given
                            to each shareholder
                            not less than ten days
                            before the election is
                            held.

                                  ARTICLE IV

                                     * * *

                            Section 2. The
                            directors shall be
                            elected by the
                            shareholders of the
                            Corporation at an
                            annual meeting, if
                            held, or at a special
                            meeting called for
                            such purpose, and
                            shall hold office
                            until their successors
                            shall be duly elected
                            and qualified.

                                     * * *

                            Section 4. The Board
                            of Directors shall
                            have power to fill
                            vacancies occurring on
                            the Board, whether by
                            death, resignation or
                            otherwise. A vacancy
                            on the Board of
                            Directors resulting
                            from any cause except
                            an increase in the
                            number of directors
                            may be filled by a
                            vote of the majority
                            of the remaining
                            members of the Board,
                            though less than a
                            quorum. A vacancy on
                            the Board of Directors
                            resulting from an
                            increase in the number
                            of directors may be
                            filled by a majority
                            of the entire Board of
                            Directors. A director
                            elected by the Board
                            of Directors to fill a
                            vacancy shall serve
                            until the next annual
                            meeting, whenever
                            held, or special
                            meeting called for
                            that purpose, and
                            until his successor is
                            elected and qualifies.

                            IN WITNESS WHEREOF, I have hereto subscribed my name
  this 14th day of June, 1988.



                            /s/George M. Chamberlain, Jr.
                            -----------------------------
                            George M. Chamberlain, Jr.
                            Secretary

                           DECATUR INCOME FUND, INC.
                                    BY-LAWS


                                   ARTICLE I
                                    OFFICES

                            Section 1.  The principal office of the Corporation
  shall be in the City of Baltimore, State of Maryland. The Corporation shall also have offices at such other places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II
                      STOCKHOLDERS AND STOCK CERTIFICATES

                            Section 1.  Every stockholder of record shall be
  entitled to a stock certificate representing the shares owned by him. Stock certificates shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Stock certificates may bear the facsimile signatures of the officers authorized to sign such certificates.

                            Section 2.  Shares of the capital stock of the
  Corporation shall be transferable only on the books of the Corporation by the person in whose name such shares are registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until the certificate issued to the transferor shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

                            Section 3.  Any person desiring a certificate for
  shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond or indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate may be issued of the same tenor and for the number of shares as the one alleged to have been lost or destroyed.

                            Section 4.  The Corporation shall be entitled to
  treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof.


                                  ARTICLE III
                           MEETINGS OF STOCKHOLDERS

                            Section 1.  The annual meeting of the stockholders
  of the Corporation for the election of Directors and for the transaction of general business shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe, on the third Tuesday in April at 10:00 a.m. in each year after the year 1985, unless that day shall be duly designated as a legal holiday, in which event the annual meeting of the stockholders shall be held on the first day following which is not a legal holiday. A notice of any change in the place of the annual meeting shall be given to each stockholder not less than ten days before the election is held.

                            Section 2.  Special meetings of the stockholders may
  be called at any time by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting; provided, if the matter proposed to be acted on is substantially the same as a matter voted on at any special meeting held during the preceding twelve months, such written request shall be made by holders of at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at such meetings. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the Secretary shall inform the holders who made such request of the reasonably estimated cost of preparing and mailing a notice of a meeting and upon payment of such costs to the Corporation the Secretary shall issue notice of such meeting. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

                            Section 3.  Notice of the time and place of the
  annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting not less than ten days nor more than ninety days prior to the date of such meeting. In the case of special meetings of the stockholders, the notice shall specify the object or objects of such meeting, and no business shall be transacted at such meeting other than that mentioned in the call.

                            Section 4.  The Board of Directors may close the
  stock transfer books of the Corporation for a period not exceeding twenty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding twenty days in connection with the obtaining of the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding ninety days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                            Section 5.  At all meetings of the stockholders a
  quorum shall consist of the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time to a date not more than one hundred twenty days after the original record date without further notice other than announcement at the meeting. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at such meeting shall have power to approve any matter properly before the meeting, except a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a director. The holders of such majority shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

                            Section 6.  At all meetings of the stockholders the
  following order of business shall be substantially observed, as far as it is consistent with the purpose of the meeting:

                              Election of Directors;
                              Ratification of Selection of Auditors;
                              New business.

                            Section 7.  At any meeting of the stockholders of
  the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting unless such instrument provides for a longer period, to one vote for each share of stock having voting power registered in his name on the books of the Corporation.


                                  ARTICLE IV
                                   DIRECTORS

                            Section 1.  The Board of Directors shall consist of
  not less than three nor more than twelve members. The Board of Directors may by a vote of the entire board increase or decrease the number of directors without a vote of the stockholders; provided, that any such decrease shall not affect the tenure of office of any director. Directors need not hold any shares of the capital stock of the Corporation.

                            Section 2.  The directors shall be elected annually
  by the stockholders of the Corporation at their annual meeting, and shall hold office for the term of one year and until their successors shall be duly elected and shall qualify.

                            Section 3.  The Board of Directors shall have the
  control and management of the business of the Corporation, and in addition to the powers and authority by these By-Laws expressly conferred upon them, may exercise, subject to the provisions of the laws of the State of Maryland and of the Articles of Incorporation of the Corporation, all such powers of the Corporation and do all such acts and things as are not required by law or by the Articles of Incorporation to be exercised or done by the stockholders.

                            Section 4.  The Board of Directors shall have power
  to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors resulting from any cause except an increase in the number of directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum. A vacancy on the Board of Directors resulting from an increase in the number of directors may be filled by a majority of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his successor is elected and qualifies. If less than a majority of the directors in office shall have been elected by the stockholders, a meeting of the stockholders shall be called as required under the Investment Company Act of 1940, as amended.

                            Section 5.  The Board of Directors shall have power
  to appoint, and at its discretion to remove or suspend, any officers, managers, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may think fit, and to determine their duties and to fix, and from time to time to change, their salaries or emoluments, and to require security in such instances and in such amounts as it may deem proper.

                            Section 6.  In case of the absence of an officer of
  the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other officer of the Corporation or to any director.

                            Section 7.  The Board of Directors may, by
  resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions and by applicable law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

                            Section 8.  The Board of Directors may hold their
  meetings and keep the books of the Corporation, except the original or a duplicate stock ledger and the original or a certified copy of these By-Laws, outside of the State of Maryland, at such place or places as they may from time to time determine.

                            Section 9.  The Board of Directors shall have power
  to fix, and from time to time to change the compensation, if any, of the directors of the Corporation.

                            Section 10.  Upon retirement of a Director, the
  Board may elect him or her to the position of Director Emeritus. Said Director Emeritus shall serve for one year and may be re-elected by the Board from year to year thereafter. Said Director Emeritus shall not vote at meetings of Directors and shall not be held responsible for actions of the Board but shall receive fees paid to Board members for serving as such.


                                   ARTICLE V
                              DIRECTORS MEETINGS

                            Section 1.  The first regular meeting of the Board
  of Directors shall be held each year within seven business days following the annual meeting of stockholders at which the Directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

                            Section 2.  Special meetings of the Board of
  Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived by all the members of the Board of Directors, notice of any special meeting shall be given to each director at least twenty-four hours prior to the date of such meeting, and such notice shall provide the time and place of such special meeting.

                            Section 3.  One-third of the entire Board of
  Directors shall constitute a quorum for the transaction of business at any meeting; except that if the number of directors on the Board is less than six, two members shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise

                            Section 4.  The order of business at meetings of the
  Board of Directors shall be prescribed from time to time by the Board.


                                  ARTICLE VI
                              OFFICERS AND AGENTS

                            Section 1.  At the first meeting of the Board of
  Directors after the election of Directors in each year, the Board shall elect a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

                            Section 2.  The Chairman of the Board and the
  President shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.


                                  ARTICLE VII
                              DUTIES OF OFFICERS
                             CHAIRMAN OF THE BOARD

                            Section 1.  The Chairman of the Board shall preside
  at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees. He shall have those duties and responsibilities as shall be assigned to him by the Board of Directors. In the absence, resignation, disability or death of the President, the Chairman shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                                   PRESIDENT

                            Section 2.  The President shall be the Chief
  Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however to the regulations of the Board of Directors.

                            The President shall, in the absence of the Chairman,
  preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.

                                VICE PRESIDENTS

                            Section 3.  The Executive Vice President, and the
  Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the Chairman and President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                    THE SECRETARY AND ASSISTANT SECRETARIES

                            Section 4.  The Secretary shall attend all meetings
  of the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate seal of the Corporation. In the absence of the Secretary, an Assistant Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these Bylaws provided, may exercise the rights and perform the duties of the Secretary.

                            Section 5.  The Assistant Secretary, or, if there be
  more than one Assistant Secretary, then the Assistant Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall from time to time prescribe.


                    THE TREASURER AND ASSISTANT TREASURERS

                            Section 6.  The Treasurer shall keep full and
  correct accounts of the receipts and expenditures of the

  Corporation in books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of Directors for the faithful performance of his duties.

                            He shall disburse funds of the Corporation as may be
  ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation, and shall present each year before the annual meeting of the stockholders a full financial report of the preceding fiscal year.

                            Section 7.  The Assistant Treasurer, or, if there be
  more than one Assistant Treasurer, then the Assistant Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the board shall also perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.


                                 ARTICLE VIII
                          CHECKS, DRAFTS, NOTES, ETC.

                            Section 1.  All checks shall bear the signature of
  such person or persons as the Board of Directors may from time to time direct.

                            Section 2.  All notes and other similar obligations
  and acceptances of drafts by the Corporation shall be signed by such person or persons as the Board of Directors may from time to time direct.

                            Section 3.  Any officer of the Corporation or any
  other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and all negotiable paper drawn payable to his or their order or to the order of the Corporation.


                                  ARTICLE IX
                                CORPORATE SEAL

                            Section 1.  The corporate seal of the Corporation
  shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland." Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE X
                                   DIVIDENDS

                            Section 1.  Dividends upon the shares of the capital
  stock of the Corporation may, subject to the provisions of the Articles of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

                            Section 2.  Before payment of any dividend there may
  be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.


                                  ARTICLE XI
                                  FISCAL YEAR

                            Section 1.  The fiscal year of the Corporation shall
  begin on December 1 of each year, and end on November 30 of each year.


                                  ARTICLE XII
                                    NOTICES

                            Section 1.  Whenever under the provisions of these
  By-Laws notice is required to be given to any director or stockholder, such notice is deemed given when it is personally delivered, left at the residence or usual place of business of the director or stockholder, or mailed to such director or stockholder at such address as shall appear on the books of the Corporation and such notice, if mailed, shall be deemed to be given at the time it shall be so deposited in the United States mail postage prepaid. In the case of directors, such notice may also be given orally by telephone or by telegraph or cable.

                            Section 2.  Any notice required to be given under
  these By-Laws may be waived in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.


                                 ARTICLE XIII
                                  AMENDMENTS

                            Section 1.  These By-Laws may be amended, altered or
  repealed by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereon, or by a majority of the Board of Directors, as the case may be.

                           DECATUR INCOME FUND, INC.



                              AMENDMENT TO BY-LAWS

                           DECATUR INCOME FUND, INC.


                            At the meeting of the Board of Directors held
  September 20, 1984 the following Resolutions amending the By-Laws were adopted:

                            RESOLVED, that Article VI, Section 1 be amended as of September 30, 1984 to read as follows:

                            Section 1. At the first meeting of the Board of Directors after the election of Directors in each year the Board shall elect a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer, and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

                            RESOLVED, that Article VII, Section 1 be amended as of September 30, 1984 to read as follows:

                            Section 1. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex-officio of all standing committees. He shall have those duties and responsibilities as shall be assigned to him by the Board of Directors. In the absence, resignation, disability or death of the President, the Chairman shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be moved or until a new President shall have been elected.

                            FURTHER RESOLVED, that Article VII, Section 3 be amended as of September 30, 1984 to read as follows:

                            Section 3.  The President shall be the Chief
                            Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however, to the regulations of the Board of Directors.

                            The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.

                            FURTHER RESOLVED, that Article VII, Section 4 be amended as of September 30, 1984 to read as follows:

                            Section 4. The Executive Vice President, and the Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the Chairman and President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.

                            I, Donald M. Allen, Secretary of Decatur Income
  Fund, Inc., do hereby certify that the foregoing is a true and correct copy of the Resolutions adopted by the Board of Directors at their meeting held September 20, 1984.


                            /s/Donald M. Allen
                            ------------------
                            Donald M. Allen

                           DECATUR INCOME FUND, INC.

                                    BY-LAWS


                                   ARTICLE I
                                    OFFICES

                            Section 1.  The principal office of the Corporation
  shall be in the City of Baltimore, State of Maryland. The Corporation shall also have offices at such other places as the Board of Directors may from time to time determine and the business of the Corporation may require.


                                  ARTICLE II
                      STOCKHOLDERS AND STOCK CERTIFICATES

                            Section 1.  Every stockholder of record shall be
  entitled to a stock certificate representing the shares owned by him. Stock certificates shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Whenever permitted by law, the Board of Directors may authorize the issuance of stock certificates bearing the facsimile signatures of the officers authorized to sign such certificates.

                            Section 2.  Shares of the capital stock of the
  Corporation shall be transferable only on the books of the Corporation by the person in whose name such shares are registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney, the original letter of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until the certificate issued to the transferor shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

                            Section 3.  Any person desiring a certificate for
  shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond of indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate may be issued of the same tenor and for the number of shares as the one alleged to have been lost or destroyed.

                            Section 4.  The Corporation shall be entitled to
  treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.


                                  ARTICLE III
                           MEETINGS OF STOCKHOLDERS

                            Section 1.  The annual meeting of the stockholders
  of the Corporation for the election of Directors and for the transaction of general business shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe, on the third Tuesday in April at 10:00 a.m. in each year after the year 1983, unless that day shall be duly designated as a legal holiday, in which event the annual meeting of the stockholders shall be held on the first day following which is not a legal holiday. The place of the annual meeting of the stockholders of the Corporation shall be changed within sixty days next before the day on which such meeting is to be held. A notice of any change in the place of the annual meeting shall be given to each stockholder twenty days before the election is held.

                            Section 2.  Special meetings of the stockholders may
  be called at any time by the Chairman and shall be called at any time by the Chairman, or by the Secretary, upon the written request of a majority of the members of the Board of Directors, or upon the written request of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Upon receipt of a written request from any person or persons entitled to call a special meeting, which shall state the object of the meeting, it shall be the duty of the Chairman, or, in his absence, the

  Secretary, to call such meeting to be held not less than ten days nor more than sixty days after the receipt of such request. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

                            Section 3.  Notice of the time and place of the
  annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting at least ten days prior to the date of such meeting. In the case of special meetings of the stockholders, the notice shall specify the object or objects of such meeting, and no business shall be transacted at such meeting other than that mentioned in the call.

                            Section 4.  The Board of Directors may close the
  stock transfer books of the Corporation for a period not exceeding sixty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding sixty days in connection with the obtaining of the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                            Section 5.  At least ten days before every election
  of directors of the Corporation, the Secretary shall prepare and file in the office where the election is to be held a complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the residence of each stockholder and the number of voting shares held by him, and such list shall at all times, during the usual hours for business and during the whole time of said election, be open to the examination of any stockholder.

                            Section 6.  At all meetings of the stockholders a
  quorum shall consist of the persons representing a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holder of the majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at the meeting shall have power to act upon all matters properly before the meeting, and shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

                            Section 7.  At all meetings of the stockholders the
  following order of business shall be substantially observed, as far as it is consistent with the purpose of the meeting:

                            Election of Directors;
                            Ratification of Selection of Auditors;
                            New Business.

                            Section 8.  At any meeting of the stockholders of
  the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting unless such instrument provides for a longer period, to one vote for each share of stock having voting power registered in his name on the books of the Corporation. Except where the transfer books of the Corporation shall have been closed, or a date shall have been fixed as a record date for the determination of the stockholders entitled to vote at such meeting, no share of stock shall be voted on at any election of the Directors which shall have been transferred on the books of the Corporation with twenty days next preceding such election of Directors.

                                  ARTICLE IV

                                   DIRECTORS

                            Section 1.  The Board of Directors shall consist of
  not less than three nor more than twelve members, who may be any persons, whether or not they hold any shares of the capital stock of the Corporation.

                            Section 2.  The directors shall be elected annually
  by the stockholders of the Corporation at their annual meeting, and shall hold office for the term of one year and until their successors shall be duly elected and shall qualify.

                            Section 3.  The Board of Directors shall have the
  control and management of the business of the Corporation, and in addition to the powers and authority by these By-Laws expressly conferred upon them, may subject to the provisions of the laws of the State of Maryland and of the Certificate of Incorporation of the Corporation, exercise all such powers of the Corporation and do all such acts and things as are not required by law or by the Certificate of Incorporation to be exercised or done by the stockholders.

                            Section 4.  The Board of Directors shall have power
  to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum, but such election shall be deemed to be only for the balance of the unexpired term.

                            Section 5.  The Board of Directors shall have power
  to appoint, and at its discretion to remove or suspend, any officer, officers, manager, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may think fit, and to determine their duties and to fix, and from time to time to change, their salaries or emolument, and to require security in such instances and in such amounts as it may deem proper. No contract of employment for services to be rendered to the Corporation shall be of longer duration than two weeks, unless such contract of employment shall be in writing, signed by the officers of the Corporation and approved b the Board of Directors.

                            Section 6.  In case of the absence of an officer of
  the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other officer of the Corporation or to any director.

                            Section 7.  The Board of Directors may, by
  resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

                            Section 8.  The Board of Directors may hold their
  meetings and keep the books of the Corporation, except the original or duplicate stock ledger, outside of the State of Maryland, at such place or places as they may from time to time determine.

                            Section 9.  The Board of Directors shall have power
  to fix, and from time to time to change the compensation, if any, of the directors of the Corporation.

                            Section 10.  Upon the retirement of a Director, the
  Board may elect him or her to the position of Director Emeritus. Said Director Emeritus shall serve for one year and may be re-elected by the Board from year to year thereafter. Said Director Emeritus shall not vote at meetings of Directors and shall not be held responsible for actions of the Board but shall receive fees paid to Board members for serving as such.


                                   ARTICLE V
                              DIRECTORS MEETINGS

                            Section 1.  The first regular meeting of the Board
  of Directors shall be held each year within seven business days following the annual meeting of stockholders at which the Directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

                            Section 2.  Special meetings of the Board of
  Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived by all the members of the Board of Directors, notice of any special meeting shall be sent to each director at least twenty-four hours prior to the date of such meeting, and such notice shall state the time, place and object or objects of such special meeting.

                            Section 3.  Three members of the Board of Directors
  shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-Laws.

                            Section 4.  The order of business at meetings of the
  Board of Directors shall be prescribed from time to time by the Board.


                                  ARTICLE VI
                              OFFICERS AND AGENTS

                            Section 1.  At the first meeting of the Board of
  Directors after the election of directors in each year, the Board shall elect a Chairman and Chief Executive Officer, a President, a Secretary and a Treasurer and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

                            Section 2.  The President and the Chairman of the
  Board shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.


                                  ARTICLE VII
                              DUTIES OF OFFICERS
                             CHAIRMAN OF THE BOARD

                            Section 1.  The Chairman of the Board shall be the
  Chief Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however, to the regulations of the Board of Directors. He shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees.

                            Section 2.  The Chairman shall call all special or
  other meetings of the stockholders and Board of Directors.

                            In case the Chairman shall at any time
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  neglect or refuse to call a special meeting of the stockholders when requested so to do by a majority of the directors, or by the stockholders representing a majority of the stock of the Corporation, as is elsewhere in these By-Laws provided, then and in such case, such special meeting shall be called by the Secretary, or in the event of his neglect or refusal to call such meeting, may be called by a majority of the directors or by the stockholders representing a majority of the stock of the corporation, who desire such special meeting, as the case may be, upon notice as hereinbefore provided.


                                   PRESIDENT

                        Section 3. The President shall have those duties and responsibilities as shall be assigned to him by the Chairman or the Board of Directors, and those not specifically reserved to the Chairman by law or by the Board of Directors .

                        The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.


                                VICE PRESIDENTS

                        Section 4. The Executive Vice President, and the Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                    THE SECRETARY AND ASSISTANT SECRETARIES

                        Section 5. The Secretary shall attend all meetings of
  the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate seal of the Corporation. In the absence of the Secretary, an Assistant Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these By-laws provided, may exercise the rights and perform the duties of the Secretary.
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                            Section 6.  The Assistant Secretary, or, if there be
  more than one Assistant Secretary, then the Assistant Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall from time to time prescribe.


                    THE TREASURER AND ASSISTANT TREASURERS

                            Section 7.  The Treasurer shall keep full and
  correct accounts of the receipts and expenditures of the Corporation in books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of Directors for the faithful performance of his duties.

                            He shall disburse funds of the Corporation as may be
  ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation, and shall present each year before the annual meeting of the stockholders a full financial report of the preceding fiscal year.

                            Section 8.  The Assistant Treasurer, or, if there be
  more than one Assistant Treasurer, then the Assistant Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the board shall also perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.


                                 ARTICLE VIII
                          CHECKS, DRAFTS, NOTES, ETC.

                            Section 1.  All checks shall bear the signature of
  such person or persons as the Board of Directors may from time to time direct.

                            Section 2.  All notes and other similar obligations
  and acceptances of drafts by the Corporation shall be signed by such person or persons as the Board of Directors may from time to time direct.
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                            Section 3.  Any officer of the Corporation or any
  other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and all negotiable paper drawn payable to his or their order or to the order of the Corporation.



                                  ARTICLE IX
                                CORPORATE SEAL

                            Section 1.  The Corporate seal of the Corporation
  shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland". Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                            Section 2.  Before payment of any dividend there may
  be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.


                                   ARTICLE X
                                   DIVIDENDS

                            Section 1.  Dividends upon the shares of the capital
  stock of the Corporation may, subject to the provisions of the Certificate of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.


                                  ARTICLE XI
                                  FISCAL YEAR

                            Section 1.  The fiscal year of the Corporation shall
  begin on December 1 of each year, and end on November 30 of each year.


                                  ARTICLE XII
                                    NOTICES
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                            Section 1.  Whenever under the provisions of these
  By-Laws notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, and such notice may be given in writing, by mail, by depositing the same in the post office or letter box, in a postpaid sealed wrapper, addressed to such director or stockholder at such address as shall appear on the books of the Corporation, or, if the address of such director or stockholder does not appear on the books of the Corporation, to such director or stockholder at the General Post Office in the City of Baltimore, Maryland, and such notice shall be deemed to be given at the time it shall be so deposited in the post office or letter box. In the case of directors, such notice may also be given by telephone, telegraph or cable.

                            Section 2.  Any notice required to be given under
  these By-Laws may be waived in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.

                            Each director and officer (and his heirs, executors
  and administrators) may be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any actions, suits or proceedings, in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) may be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by two thirds of the members of the Board of Directors of the Corporation that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence in the performance of duties or the reckless disregard of the duties involved in the conduct of his office. Such payments in settlement, including reasonable costs and expenses incident to settlement, shall not exceed costs and expenses which would have been reasonably incurred if the action, suit or proceeding would have been litigated and concluded. Such a determination by the Board of Directors and the payments of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings. The foregoing rights and indemnification shall not be exclusive of any other rights to which officers and directors may be entitled to according to
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  law.


                                 ARTICLE XIII
                                  AMENDMENTS

                            Section 1.  These By-Laws may be amended, altered,
  repealed or added to at the annual meeting of the stockholders of the Corporation or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors called for that purpose by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation then issued and outstanding and entitled to vote, or by a majority of the whole Board of Directors, as the case may be.